EXHIBITS TO BE FILED BY EDGAR




          Exhibit No.    Description


               4         -Form of Stock Certificate representing Additional
                         Common Stock.

               5-A       -Opinion of Berlack, Israels & Liberman LLP.

               5-B       -Opinion of Ballard Spahr Andrews & Ingersoll.

               23-C      -Consent of Coopers & Lybrand L.L.P.








































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